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                                                             EXHIBIT 99.23(P)(2)




                      LYON STREET ASSET MANAGEMENT COMPANY

                                 CODE OF ETHICS

                           FOR SECURITIES TRANSACTIONS






















                                                        EFFECTIVE APRIL 20, 2000


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                      LYON STREET ASSET MANAGEMENT COMPANY
                                 CODE OF ETHICS
                                       FOR
                             SECURITIES TRANSACTIONS

I.       Preamble.................................................................................................1

II.      Definitions..............................................................................................2
         A.   "Access Persons"....................................................................................2
         B.   "Account"...........................................................................................2
         C.   "Asset Manager".....................................................................................2
         D.   "Control"...........................................................................................2
         E.   "Designated Compliance Person"......................................................................2
         F.   "Family Members"....................................................................................2
         G.   "Initial Public Offering"...........................................................................2
         H.   "Investment Personnel"..............................................................................3
         I.   "Limited Offering"..................................................................................3
         J.   "Person Subject to this Code of Ethics".............................................................3
         K.   "Personal Account"..................................................................................3
         L.   "Purchase or Sale of a Subject Security"............................................................4
         M.   "Rule 17j-1"........................................................................................4
         N.   "SEC"...............................................................................................4
         O.   "Subject Security"..................................................................................4

III.     Statement of General Principles..........................................................................5
         A.   General Fiduciary Principals........................................................................5
         B.   Principals Applicable to Registered Investment Companies Managed by
              Lyon Street Asset Management Company................................................................5

IV.      Applicability............................................................................................6

V.       Specific Restrictions on Transactions....................................................................6
         A.   Access Persons......................................................................................6
              1.  Substantive Restrictions........................................................................6
                  a.  Blackout Period.............................................................................6
                  b.  New Issues..................................................................................6
                  c.  Restrictions Applicable to Related Securities...............................................6
              2.  Compliance Procedures...........................................................................6
                  a.  Prenotification.............................................................................6



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
         B.   Investment Personnel................................................................................7
              1.  Substantive Restrictions........................................................................7
                  a.  Blackout Period.............................................................................7
                  b.  New Issues..................................................................................7
                  c.  Short-Term Trading..........................................................................7
                  d.  Prior Approval..............................................................................7
                  e.  Restrictions Applicable to Related Securities...............................................7
              2.  Compliance Procedures...........................................................................8
                  a.  Prenotification.............................................................................8
         C.   Asset Managers......................................................................................8
              1.  Substantive Restrictions........................................................................8
                  a.  Blackout Period.............................................................................8
                  b.  New Issues..................................................................................8
                  c.  Short-Term Trading..........................................................................8
                  d.  Prior Approval..............................................................................8
                  e.  Restrictions Applicable to Related Securities...............................................9
              2.  Compliance Procedures...........................................................................9
                  a.  Prenotification.............................................................................9
         D.   Exceptions..........................................................................................9

VI.      Reporting................................................................................................9
         A.   Initial Reports.....................................................................................9
         B.   Quarterly Transaction Reports......................................................................10
         C.   Annual Reports.....................................................................................10
         D.   Exceptions from Reporting Requirements.............................................................11

VII.     Sanctions...............................................................................................11

VIII.    Administration..........................................................................................11
         A.   Responsibilities of the President of Lyon Street Asset Management
              Company............................................................................................11
         B.   Responsibilities of the Designated Compliance Person...............................................12
         C.   Responsibilities of the Board of Directors.........................................................13

IX.      Interpretations.........................................................................................13

X.       Effective Date..........................................................................................13



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
Prenotification and Preapproval Request Memorandum........................................................Exhibit A

Initial Reports...........................................................................................Exhibit B

Quarterly Transaction Report..............................................................................Exhibit C

Annual Reports............................................................................................Exhibit D

Appointment of Asset Manager for Prenotification Review
and Preapproval Authority.................................................................................Exhibit E

Summary Chart of Responsibilities.........................................................................Exhibit F




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                      LYON STREET ASSET MANAGEMENT COMPANY
                                 CODE OF ETHICS
                                       FOR
                             SECURITIES TRANSACTIONS

I.       PREAMBLE.

         The officers, directors, employees and certain other affiliated persons of Lyon Street Asset Management Company, a Michigan investment advisor, in varying degrees participate in or are aware of fiduciary and investment services provided to registered investment companies, institutional investment clients, mutual fund asset allocation programs, personal trusts and estates, guardianships, employee benefit trusts, and other types of investment advisory accounts. The fiduciary relationships thus created require adherence to the highest standards of conduct and integrity. Common law and federal regulations establish that the foremost duty owed by a fiduciary to its beneficiaries is that of undivided loyalty. Accordingly, personnel acting in a fiduciary capacity must carry out their duties for the exclusive benefit of the beneficiaries or shareholders and must always seek to avoid any situation in which corporate or personal interests may conflict with fiduciary interests. In order to avoid such situations, this Code of Ethics establishes guidelines intended to prevent any intentional or unintentional transgressions, without unnecessarily interfering with the privacy and freedom of the individuals concerned. This Code of Ethics has been adopted by the Board of Directors of Lyon Street Asset Management Company.

         In addition to the requirements of this Code of Ethics, Lyon Street Asset Management Company officers, directors and employees who are also officers or employees of Old Kent Bank and engaged in the provision of fiduciary services are required to comply with bank policies and procedures, many of which are set forth in the Investment Services Policy Book of Old Kent Bank. In general, employees may not solicit or accept anything of value from anyone in connection with the business of Lyon Street Asset Management Company, or its corporate affiliate Old Kent Bank, unless the gift is of minimal value and does not in any way influence the recipient or suggest to others that the recipient might be influenced. Similarly, both Lyon Street Asset Management Company's policy and the Old Kent Bank Investment Services policy regarding confidentiality require that employees keep all confidential and proprietary information in complete confidence.

         Lyon Street Asset Management Company, its officers, directors and employees may also be required to comply with other rules or policies imposing separate requirements. For example, these persons may be subject to state and federal laws imposing restrictions with respect to personal securities transactions, including, but not limited to, Rule 17j-1 issued by the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended.



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II.      DEFINITIONS. The following definitions apply to this Code of Ethics:

         A. "Access Person" means:

                  1. Any officer or director of Lyon Street Asset Management Company;

                  2. Any employee of Lyon Street Asset Management Company, Old Kent Bank or Old Kent Financial Corporation (or of any other company in a control relationship to Lyon Street Asset Management Company), including all Investment Personnel and all Asset Managers, as defined below, who in connection with his or her regular functions or duties makes, participates in, or obtains information regarding the purchase or sale of Subject Securities by a registered investment company, or whose functions relate to the making of any recommendations with respect to the purchase or sale of Subject Securities by a registered investment company; and

                  3. Any natural person in a control relationship to Lyon Street Asset Management Company who obtains information concerning recommendations made to a registered investment company with regard to the purchase or sale of Subject Securities by the registered investment company.

                  All Access Persons will be so identified by the President of Lyon Street Asset Management Company and notified by the Designated Compliance Person.

         B. "Account" means an account through which Lyon Street Asset Management Company provides investment services to one or more registered investment companies or other persons, corporations or entities.

         C. "Asset Manager" means an employee of Lyon Street Asset Management Company entrusted with the direct responsibility and authority to make investment decisions affecting an Account. All Asset Managers will be so identified by the President of Lyon Street Asset Management Company and notified by the Designated Compliance Person.

         D. "Control" has the same meaning as in section 2(a)(9) of the Investment Company Act of 1940, as amended.

         E. "Designated Compliance Person" means the person appointed by the Board of Directors of Lyon Street Asset Management Company, or his/her designee if (s)he is absent or otherwise unavailable.

         F. "Family Members" of any person subject to this Code of Ethics means the spouse, any minor children, older children living at the subject person's home, older children primarily financially supported by the subject person, and any other relatives (by marriage or otherwise) living in the household of the person subject to this Code of Ethics.

         G. "Initial Public Offering" means an offering of securities registered under the Securities Act of 1933, the issuer of which, immediately before the registration, was not subject to the reporting requirements of sections 13 or 15(d) of the Securities Exchange Act of 1934.



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         H. "Investment Personnel" means:

                  1. Any employee of Lyon Street Asset Management Company, Old Kent Bank or Old Kent Financial Corporation (or of any other company in a control relationship to Lyon Street Asset Management Company), who, in connection with his or her regular functions or duties, makes or participates in making recommendations regarding the purchase or sale of securities by a registered investment company; and

                  2. Any natural person who controls Lyon Street Asset Management Company and who obtains information concerning recommendations made to a registered investment company regarding the purchase or sale of securities by the registered investment company.

                  All Investment Personnel will be so identified by the President of Lyon Street Asset Management Company and notified by the Designated Compliance Person.

         I. "Limited Offering" means an offering that is exempt from registration under the Securities Act of 1933 pursuant to section 4(2) or section 4(6) or pursuant to rule 504, rule 505, or rule 506 under the Securities Act of 1933.

         J. "Person Subject to this Code of Ethics" is any person who is an Access Person, Investment Personnel and/or an Asset Manager.(1)

         K. "Personal Account" of any Person Subject to this Code of Ethics means:

                  1. Any account as to which such person has direct or indirect beneficial ownership(2);

                  2. Accounts of any other individual or entity, which accounts are managed or controlled by or through the Person Subject to this Code of Ethics, other than any of the Accounts managed by Lyon Street Asset Management Company;

--------

(1) The persons excluded from this Code's coverage are excluded because they are not in a position to abuse their fiduciary obligations to engineer personal investment gain. Nevertheless, all persons employed by Lyon Street Asset Management Company are subject to the general rules of ethical conduct adopted by or required from Lyon Street Asset Management Company. Dual employees are subject also to the rules of ethical conduct of Old Kent Bank, when acting as its representative.

(2) For purposes of this Code, beneficial ownership is interpreted in the same manner as it would be under rule 16a-1(a)(2) under the Securities and Exchange Act of 1934 in determining whether a person is the beneficial owner of a security for purposes of section 16 of the Securities and Exchange Act of 1934 and the rules and regulations thereunder.




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                  3. Accounts of any other individual or entity to whom the
                  Person Subject to this Code of Ethics gives advice with regard to the acquisition or disposition of securities, other than any of the Accounts managed by Lyon Street Asset Management Company; and

                  4. Accounts over which the Family Members of the Person Subject to this Code of Ethics exercise discretion or control outside the scope of their business employment.

                  Provided, however, that the term "Personal Account" shall not be construed in a manner which would impose a limitation or restriction upon the normal conduct of business by directors, officers, employees and affiliates of Lyon Street Asset Management Company.

         L. "Purchase or Sale of a Subject Security" includes, among other things, the writing of an option to purchase or sell a Subject Security.

         M. "Rule 17j-1" means Rule 17j-1 promulgated by the Securities and Exchange Commission under the Investment Company Act of 1940, as amended.

         N. "SEC" means the Securities and Exchange Commission.

         O. "Subject Security" shall have the following meaning: any note, stock, treasury stock, bond, debenture, evidence of indebtedness, certificate of interest or participation in any profit sharing agreement, collateral-trust certificate, preorganization certificate or subscription, transferable share, investment contract, voting-trust certificate, certificate of deposit for a security, fractional undivided interest in oil, gas, or other mineral rights, any put, call, straddle, option or privilege on any security or any group or index of securities (including any interest therein or based on the value thereof), or any put, call straddle, option, or privilege entered into on a national securities exchange relating to foreign currency, or in general, any interest or instrument commonly known as a "security", or any certificate of interest or participation in, temporary or interim certificate for, receipt for, guarantee of, or warrant or right to subscribe to or purchase, any of the foregoing.

                  For purposes of this Code of Ethics, "Subject Security" shall NOT include: securities which are issued by the Government of the United States, shares of registered open-end investment companies (mutual funds), securities which are acquired through dividend reinvestment programs, bankers' acceptances, bank certificates of deposit, commercial paper or high quality short-term debt instruments, including repurchase agreements. A high quality short-term debt instrument is any instrument that has a maturity at issuance of less than 366 days and that is rated in one of the two highest rating categories by a Nationally Recognized Statistical Rating Organization.




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III.     STATEMENT OF GENERAL PRINCIPLES.

         A. GENERAL FIDUCIARY PRINCIPLES. The following general fiduciary principles govern the personal investment activities of Lyon Street Asset Management Company officers and employees:

                  1. The interests of Lyon Street Asset Management Company's fiduciary customers come first. In any matter involving both a Personal Account and securities held or to be acquired by any Account for which Lyon Street Asset Management Company serves as fiduciary, Lyon Street Asset Management Company employees resolve any known or reasonably anticipated conflict of interest in favor of the fiduciary Account.

                  2. All Persons Subject to this Code of Ethics conduct their personal securities transactions in a manner consistent with the Code of Ethics and in such a manner as to avoid any actual or potential conflict of interest.

                  3. Lyon Street Asset Management Company personnel do not take inappropriate advantage of their positions.

         B. PRINCIPLES APPLICABLE TO REGISTERED INVESTMENT COMPANIES MANAGED BY LYON STREET ASSET MANAGEMENT COMPANY. It is unlawful for any affiliated person of, or any affiliated person of an investment adviser of, a registered investment company, in connection with the purchase or sale, directly or indirectly, by the person of a security held or to be acquired by a registered investment company:

                  1. To employ any device, scheme or artifice to defraud the registered investment company;

                  2. To make any untrue statement of a material fact to the registered investment company or omit to state a material fact necessary in order to make the statements made to the registered investment company, in light of the circumstances under which they are made, not misleading;

                  3. To engage in any act, practice or course of business that operates or would operate as a fraud or deceit on the registered investment company; or

                  4. To engage in any manipulative practice with respect to the registered investment company.

                  A security held or to be acquired by a registered investment company is any Subject Security which, within the most recent 15 days, is or has been considered by Lyon Street Asset Management Company for purchase by a registered investment company, is being or has been considered by Lyon Street Asset Management Company for purchase by a registered investment company, and any option to purchase or sell, and any security convertible into or exchangeable for, such a Subject Security.



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IV.      APPLICABILITY.

         The provisions of this Code of Ethics shall apply to all Persons Subject to this Code of Ethics. Any person notified by the Designated Compliance Person that he or she is an Access Person, Investment Personnel and/or an Asset Manager shall have the individual duty to comply with the provisions of this Code of Ethics applicable to the category to which the person belongs.

V.       SPECIFIC RESTRICTIONS ON TRANSACTIONS.

         This Code of Ethics applies the following specific restrictions to the categories of persons named.

         A. ACCESS PERSONS. Access Persons shall do (or refrain from doing) the following:

                  1. Substantive Restrictions.

                           a. BLACKOUT PERIOD. An Access Person shall not purchase or sell a Subject Security for a Personal Account on a day during which any Account has a "buy" or "sell" order for the same security, until that order is executed or withdrawn. For the purposes of these blackout restrictions only, Personal Accounts do not include accounts of Family Members, unless the Access Person directed or otherwise participated in decisions regarding investments made for the Family Member's account.

                           b. NEW ISSUES. Access Persons shall not acquire for a Personal Account any Subject Security in an Initial Public Offering.

                           c. RESTRICTIONS APPLICABLE TO RELATED Securities. Transactions in securities related in value to a Subject Security, including warrants, convertible securities, and options, are restricted in the same manner as are transactions in the Subject Security itself.

                  2. Compliance Procedures.

                           a. PRENOTIFICATION. All Access Persons shall have all Subject Security transactions for Personal Accounts reviewed by the President of Lyon Street Asset Management Company prior to the transactions being executed (see Exhibit A, attached). If the President approves the transaction, then the Access Person shall have 24 hours to execute the transaction. During the 24-hour period, the President may verbally revoke the approval if additional information is obtained indicating that the transaction may violate the provisions of this Code of Ethics. Verbal revocations are effective immediately, are applicable to previously approved transactions that have not yet been executed, and will be confirmed in writing.




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                                    For purposes of this prenotification
                           requirement, Personal Accounts do not include accounts of Family Members unless the Access Person directed or otherwise participated in decisions regarding investments made for the Family Member's account.

         B. INVESTMENT PERSONNEL. All Investment Personnel shall do (or refrain from doing) the following:

                  1. Substantive Restrictions.

                           a. BLACKOUT PERIOD. Investment Personnel shall not purchase or sell a Subject Security for a Personal Account on a day during which any Account has a "buy" or "sell" order for the same security, until that order is executed or withdrawn. For the purposes of these blackout restrictions only, Personal Accounts do not include accounts of Family Members, unless the Investment Personnel directed or otherwise participated in decisions regarding investments made for the Family Member's account.

                           b. NEW ISSUES. Investment Personnel shall not acquire for a Personal Account any Subject Security in an Initial Public Offering.

                           c. SHORT-TERM TRADING. Investment Personnel must request authority from the President of Lyon Street Asset Management Company to profit from the purchase and sale, or sale and purchase, of the same Subject Securities within 60 calendar days.

                           d. PRIOR APPROVAL. Investment Personnel shall not, without the express prior approval of the President of Lyon Street Asset Management Company, (i) acquire for a Personal Account any Subject Security in a Limited Offering or (ii) serve on the board of directors of a publicly traded company. Where an Investment Personnel has been authorized to obtain Subject Securities of an issuer in a Limited Offering, such person shall disclose that investment when involved in the consideration of the same issuer's Subject Securities for an Account, and any subsequent decision to purchase Subject Securities of the same issuer for an Account shall be independently reviewed by appropriate personnel of Lyon Street Asset Management Company having no personal interest in the issuer. Where service as a director is authorized, safeguards such as a "Chinese Wall" may be required.

                           e. RESTRICTIONS APPLICABLE TO RELATED Securities. Transactions in securities related in value to a Subject Security, including warrants, convertible securities, and options, are restricted in the same manner as are transactions in the Subject Security itself.



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                  2. Compliance Procedures.

                           a. PRENOTIFICATION. All Investment Personnel shall have all Subject Security transactions for Personal Accounts reviewed by the President of Lyon Street Asset Management Company prior to the transactions being executed (see Exhibit A, attached). If the President approves the transaction, then the Investment Personnel shall have 24 hours to execute the transaction. During the 24-hour period, the President may verbally revoke the approval if additional information is obtained indicating that the transaction may violate the provisions of this Code of Ethics. Verbal revocations are effective immediately, are applicable to previously approved transactions that have not yet been executed, and will be confirmed in writing.

                                    For purposes of this prenotification
                           requirement only, Personal Accounts do not include accounts of Family Members unless the Investment Personnel directed or otherwise participated in decisions regarding investments made for the Family Member's account.

         C. ASSET MANAGERS. All Asset Managers shall do (or refrain from doing) the following:

                  1. Substantive Restrictions.

                           a. BLACKOUT PERIOD. An Asset Manager shall not purchase or sell a Subject Security for a Personal Account within at least seven calendar days before or after that Subject Security is traded by an Account for which the Asset Manager is a manager. An Asset Manager who manages a registered investment company that the Board of Directors has identified as an index fund is exempt from this restriction for purposes of that index fund. For the purposes of these blackout restrictions only, Personal Accounts do not include accounts of Family Members, unless the Asset Manager directed or otherwise participated in decisions regarding investments made for the Family Member's account.

                           b. NEW ISSUES. Asset Managers shall not acquire for any Personal Account any Subject Security in an Initial Public Offering.

                           c. SHORT-TERM TRADING. Asset Managers must request authority from the President of Lyon Street Asset Management Company to profit from the purchase and sale, or sale and purchase, of the same Subject Securities within 60 calendar days.

                           d. PRIOR APPROVAL. Asset Managers shall not, without the express prior approval of the President of Lyon Street Asset Management Company, (i) acquire for any Personal Accounts any Subject Security in a Limited Offering or (ii) serve on the board of directors of a publicly traded company. Where an Asset Manager has been authorized to obtain Subject Securities of an issuer in a



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

                           Limited Offering, such person shall disclose that investment when involved in the consideration of the same issuer's Subject Securities for an Account, and any subsequent decision to purchase Subject Securities of the same issuer for an Account shall be independently reviewed by personnel with no personal interest in the issuer. Where service as a director is authorized, safeguards such as a "Chinese Wall" may be required.

                           e. RESTRICTIONS APPLICABLE TO RELATED Securities. Transactions in securities related in value to a Subject Security, including warrants, convertible securities, and options, are restricted in the same manner as are transactions in the Subject Security itself.

                  2. Compliance Procedures.

                           a. PRENOTIFICATION. All Asset Managers shall have all Subject Security transactions for Personal Accounts reviewed by the President of Lyon Street Asset Management Company prior to the transactions being executed (see Exhibit A, attached). If the President approves the transaction, then the Asset Manager shall have 24 hours to execute the transaction. During the 24-hour period, the President may verbally revoke the approval if additional information is obtained indicating that the transaction may violate the provisions of this Code of Ethics. Verbal revocations are effective immediately, are applicable to previously approved transactions that have not yet been executed, and will be confirmed in writing.

                                    For purposes of this prenotification
                           requirement only, Personal Accounts do not include accounts of Family Members unless the Asset Manager directed or otherwise participated in decisions regarding investments made for the Family Member's account.

         D. EXCEPTIONS. Upon demonstration of a hardship involving special circumstances, the President of Lyon Street Asset Management Company may grant an exception from time to time to one of the above restrictions for Access Persons, Investment Personnel or Asset Managers, but only if the President knows of no abuse.

VI.      REPORTING.

         A. INITIAL REPORTS. No later than 10 days after a person becomes subject to this Code of Ethics, he or she must provide the information listed below to the Designated Compliance Person (see Exhibit B, attached):

                  1. A certification that the Person Subject to this Code of Ethics has read and understands the Code of Ethics and agrees to comply with its terms and conditions;

                  2. The title, number of shares and principal amount of each Subject Security in any Personal Account of the Person Subject to this Code of Ethics as of the date the person became subject to this Code of Ethics;



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

                  3. The name of any broker, dealer or bank with whom any Personal Account maintained by the Person Subject to this Code of Ethics was held as of the date the person became subject to this Code of Ethics; and

                  4. The date that the report is submitted by the Person Subject to this Code of Ethics.

         B. QUARTERLY TRANSACTION REPORTS. No later than 10 days after the end of a calendar quarter, every Person Subject to this Code of Ethics must report the information listed below to the Designated Compliance Person (see Exhibit C, attached):

                  1. With respect to any transaction during the quarter in a Subject Security in a Personal Account:

                           a. The date of the transaction, the title, the interest rate and maturity date (if applicable), the number of shares, and the principal amount of each Subject Security involved;

                           b. The nature of the transaction (i.e., purchase, sale or any other type of acquisition or disposition;

                           c. The price of the Subject Security at which the transaction was effected;

                           d. The name of the broker, dealer or bank with or through which the transaction was effected; and

                           e. The date that the report is submitted by the Person Subject to this Code of Ethics.

                  2. With respect to any Personal Account established by the Person Subject to this Code of Ethics during the quarter:

                           a. The name of the broker, dealer or bank with whom the Person Subject to this Code of Ethics established the account;

                           b. The date the account was established; and

                           c. The date that the report is submitted by the Person Subject to this Code of Ethics.

         C. ANNUAL REPORTS. No later than January 30 of each year, every Person Subject to this Code of Ethics must provide the information listed below to the Designated Compliance Person (see Exhibit D, attached):

                  1. A certification that the Person Subject to this Code of Ethics has read and understands the Code of Ethics and has complied and will continue to comply with its terms and conditions;



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

                  2. The title, number of shares and principal amount of each Subject Security in a Personal Account on December 31 of the previous year;

                  3. The name of any broker, dealer or bank with whom the Person Subject to this Code of Ethics maintained a Personal Account as of December 31 of the previous year; and

                  4. The date the report is submitted by the Person Subject to this Code of Ethics.

         D. EXCEPTIONS FROM REPORTING REQUIREMENTS. No report needs to be filed with respect to transactions effected for any account over which the Person Subject to this Code of Ethics does not have any direct or indirect influence or control.

VII.     SANCTIONS.

         Any Person Subject to this Code of Ethics who violates any part of it will be subject to disciplinary actions including, possibly, dismissal. In addition, any securities transaction executed in violation of this Code of Ethics, such as short-term trading or trading during blackout periods, shall be unwound or, if that is not practical, profits will be disgorged to a designated charity. Finally, violations and suspected violations of criminal laws will be reported to the appropriate authorities as required by applicable law or regulation.

VIII.    ADMINISTRATION.

         A. RESPONSIBILITIES OF THE PRESIDENT OF LYON STREET ASSET MANAGEMENT COMPANY. The President of Lyon Street Asset Management Company shall identify each Person Subject to this Code of Ethics and provide the Designated Compliance Person with such person's name and the date on which such person became subject to this Code of Ethics. The President shall review with the Board of Directors at least quarterly the list of persons subject to this Code of Ethics.

                  The President shall be responsible for the prenotification and preapproval requirements contained in this Code of Ethics. The President shall review all prenotification and preapproval requests with the object of identifying any applicable prohibition or limitation and keeping a record of good faith efforts to meet the requirements of this Code of Ethics. The President may grant a prenotification request if the transaction would not violate any provision of this Code of Ethics. The President may grant short-term trading authority so long as he or she concludes there is no abuse. The President may approve acquisitions of securities in a Limited Offering or service on the board of directors of a publicly traded company only where such actions are consistent with the interest of the Accounts and the beneficiaries or shareholders. The President may verbally revoke any approval if additional information is obtained indicating that the transaction may violate the provisions of this Code of Ethics.

                  If the President is or will be unavailable to perform the prenotification and preapproval responsibilities, he or she may, by means of the form attached as Exhibit E or other similar written instructions, designate another Asset Manager to substitute for purposes of affirming or denying trades. The President (or any temporarily designated Asset Manager) may not approve transactions for his or her own Personal Accounts, but instead shall seek any required approval from and make any required reporting to the Designated Compliance Person.

                  The President shall determine what action should be taken in response to any violation of this Code of Ethics. In determining the disposition of a violation, the President shall consider, among other things, whether there have been previous violations by the same individual, whether the Person Subject to this Code of Ethics knew or should have known that the transaction was a prohibited transaction and whether the Person Subject to this Code of Ethics engaged in the transaction with the view to making a profit on the anticipated market action of the Subject Security resulting from Account transactions. In rare instances where a violation has occurred but no abuse is involved and the equities of the situation strongly support an exemption, the President may find it equitable that no sanctions be imposed. If it has been determined that an officer, director or employee of Lyon Street Asset Management Company has material nonpublic information, the President shall cause measures to be implemented to prevent dissemination of such information, and, if necessary, restrict officers, directors and employees from trading the securities.

                  If the President is or will be unavailable to determine what action should be taken in response to a violation, the Board of Directors shall determine the disposition of the violation.

         B. RESPONSIBLITIES OF THE DESIGNATED COMPLIANCE PERSON. The Designated Compliance Person is responsible for administering the requirements of this Code of Ethics, except for those particular responsibilities otherwise assigned herein.

                  The Designated Compliance Person shall provide each Person Subject to this Code of Ethics with a copy of the Code of Ethics initially upon such person being determined to be subject to the Code and annually thereafter.

                  The Designated Compliance Person shall furnish to the board of directors of any registered investment company for which Lyon Street Asset Management Company acts as investment adviser, no less frequently than annually, a written report that: (1) describes any issues relating to an access person of the investment company that arose under this Code of Ethics or procedures adopted pursuant to this Code of Ethics since the last report to the board of directors of the investment company, including, but not limited to, information about material violations of this Code or any applicable procedures and sanctions imposed in response to the material violations; and (2) certifies that Lyon Street Asset Management Company has adopted procedures reasonably necessary to prevent access persons of the investment company from violating this Code.

                  The Designated Compliance Person shall maintain all records required by this Code of Ethics and Rule 17j-1(f).

                  If the Designated Compliance Person believes or has been notified that a Person Subject to this Code of Ethics may have engaged in any transaction prohibited by this Code, the Designated Compliance Person shall cause an investigation to be conducted. The Designated Compliance Person shall report all investigations, any actual or suspected violations of this Code, and any actions taken in response to such violations to the President of Lyon Street Asset Management Company and/or the Board of Directors, in a timely manner.

                  If the Designated Compliance Person is or will be absent or unavailable, he or she will, by written instructions in the form of a memorandum, designate another Compliance Department staff member to substitute temporarily as the Designated Compliance Person. If the Designated Compliance Person is unable to serve but has not designated a temporary replacement, then the Board of Directors shall serve as the Designated Compliance Person or shall appoint a temporary or permanent successor Designated Compliance Person.

         C. RESPONSIBILITIES OF THE BOARD OF DIRECTORS. The Board of Directors shall review and monitor this Code of Ethics and shall appoint a Designated Compliance Person as needed from time to time.

IX.      INTERPRETATIONS.

         Any questions regarding the applicability, meaning or administration of this Code of Ethics shall be referred in advance of any contemplated transaction to the Designated Compliance Person for interpretation. A summary chart of the responsibilities of the Persons Subject to this Code of Ethics is attached as Exhibit F, but such persons are directed to consult the full text of the Code of Ethics to determine their exact responsibilities.

X.       EFFECTIVE DATE.

         Upon adoption by the Board of Directors, this Code of Ethics shall be effective as of April 20, 2000, and any amendments shall become effective when adopted or as otherwise designated when adopted.

                                    EXHIBIT A

                      LYON STREET ASSET MANAGEMENT COMPANY
                 PRENOTIFICATION/PREAPPROVAL REQUEST MEMORANDUM

         TO:             Joe Keating

         FROM:
                         ------------------------------------

         DATE:
                         ------------------------------------

         SUBJECT:               Purchase for Personal Account
                         ------
                                Sale from Personal Account
                         ------

Please approve the following transaction(s):

BUY    SELL   SHARES            SUBJECT SECURITY DESCRIPTION:

-----  -----  ------            ------------------------------------------------

-----  -----  ------            ------------------------------------------------

-----  -----  ------            ------------------------------------------------

CHECK IF YOU ARE:
                               Access Person
              ------
                               Investment Personnel
              ------
                               Asset Manager
              ------

IF TRANSACTION IS FOR A FAMILY MEMBER, CHECK ONE:

                               Spouse
              ------
                               Minor Child
              ------
                               Dependent Child
              ------
                               Other Household Member
              ------

CHECK IF THE TRANSACTION IS:

                               Initial Public Offering
              ------
                               Limited Offering
              ------
                               Short-term trade (buy/sell within 60 days)
              ------


-------  ----------       -----------------------------------          ---------
Approve  Disapprove       Joseph T. Keating, President                 Date

                                    EXHIBIT B


                      LYON STREET ASSET MANAGEMENT COMPANY
                                 CODE OF ETHICS
                             INITIAL ACKNOWLEDGEMENT

I acknowledge that I have received a copy of Lyon Street Asset Management Company's Code of Ethics. I have read and understand the policies and procedures set forth in the Code of Ethics and I agree to comply in all respects with such policies and procedures, including the making of required reports and disclosures. I know such failure may constitute a violation of federal and state securities laws and regulations that may subject me to civil liabilities, criminal penalties and/or employment sanctions.




----------------------------------          ------------------------------------
Signature                                   Date

                                            Please return this signature page to
----------------------------------          the Designated Compliance Person
Print Name

                      LYON STREET ASSET MANAGEMENT COMPANY
              CODE OF ETHICS INITIAL REPORT OF SECURITIES HOLDINGS

o     THIS REPORT MUST BE RETURNED TO THE DESIGNATED COMPLIANCE PERSON NO
      LATER THAN 10 DAYS AFTER THE DATE OF APPLICABILITY, SET FORTH BELOW      o


--------------------------------------------------------------------------------
DATE OF APPLICABILITY OF CODE OF ETHICS:

NAME OF OFFICER, DIRECTOR OR EMPLOYEE:  {1}


--------------------------------------------------------------------------------
1. I _____ DO ______ DO NOT (CHECK ONE) HAVE ANY SECURITIES HOLDINGS THAT ARE REQUIRED TO BE REPORTED UNDER LYON STREET ASSET MANAGEMENT COMPANY'S CODE OF ETHICS.

2. FOLLOWING IS THE REQUIRED INFORMATION FOR ALL MY SECURITIES HOLDINGS AS OF THE DATE OF APPLICABILITY:


-----------------------------------------------------------------------------------------------------------------------------------
                                              NUMBER OF SHARES OF  PRICE PER SHARE    NAME OF ACCOUNT IN WHICH    YOUR RELATIONSHIP
                                              STOCK OR PRINCIPAL         OR         SECURITY HELD (IF OTHER THAN         TO
NAME OF ISSUER AND DESCRIPTION OF SECURITY      AMOUNT OF BONDS       PER BOND            YOUR NAME SINGLY)          THE ACCOUNT
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

3. FOLLOWING IS THE REQUIRED INFORMATION FOR ALL BROKERS, DEALERS OR BANKS WITH WHOM I MAINTAINED A PERSONAL ACCOUNT AS OF THE DATE OF
         APPLICABILITY:


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  YOUR RELATIONSHIP
                                                                               NAME ON ACCOUNT (IF OTHER THAN             TO
  NAME OF BROKER, DEALER OR BANK        ADDRESS OF BROKER, DEALER OR BANK            YOUR NAME SINGLY)               THE ACCOUNT
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------


DATE:                       SIGNATURE:
     ------------------               ----------------------------------------

                                    EXHIBIT C

                      LYON STREET ASSET MANAGEMENT COMPANY
           CODE OF ETHICS QUARTERLY REPORT OF SECURITIES TRANSACTIONS

o     UNDER SEC REGULATIONS, THIS REPORT MUST BE RETURNED TO THE DESIGNATED
           COMPLIANCE PERSON NO LATER THAN 10 DAYS AFTER QUARTER-END           o

QUARTER ENDING:
-------------------------------------        -----------------------------------

NAME OF OFFICER, DIRECTOR OR EMPLOYEE:  {1}

1. I _____ DID ______ DID NOT (CHECK ONE) HAVE ANY TRANSACTIONS IN SUBJECT SECURITIES DURING THE QUARTER WHICH ARE REQUIRED TO BE REPORTED UNDER LYON STREET ASSET MANAGEMENT COMPANY'S CODE OF ETHICS.

2.       REPORTABLE TRANSACTIONS: (COMPLETE EITHER (a) OR (b))

         (a) ________ I CERTIFY THAT THE TRANSACTION REPORTS ATTACHED HERETO ARE A COMPLETE AND ACCURATE RECORD OF ALL OF MY REPORTABLE TRANSACTIONS DURING THE QUARTER.

         (b) FOLLOWING IS THE REQUIRED INFORMATION FOR ALL MY REPORTABLE TRANSACTIONS DURING THE QUARTER:


====================================================================================================================================
  DATE OF     NAME OF ISSUER  NUMBER OF   INTEREST        NATURE OF       PRICE PER      NAME OF       NAME OF ACCOUNT      YOUR
TRANSACTION  AND DESCRIPTION  SHARES OF   RATE AND    TRANSACTION (BUY,   SHARE OR   BROKER/DEALER OR     IN WHICH      RELATIONSHIP
               OF SECURITY    STOCK OR    MATURITY      SELL, MAKE OR     PER BOND    BANK EFFECTING    SECURITY HELD      TO THE
                              PRINCIPAL   DATE (IF    RECEIVE A GIFT, OR               TRANSACTION     (IF OTHER THAN     ACCOUNT
                              AMOUNT OF  APPLICABLE)  OTHER TRANSACTION)                                  YOUR NAME
                                BONDS                                                                      SINGLY)
====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================

3.       BROKERS, DEALERS OR BANKS WITH WHOM I ESTABLISHED A PERSONAL ACCOUNT:
         (COMPLETE EITHER (a) OR (b))

         (a) I CERTIFY THAT THE BROKERS, DEALERS OR BANKS SHOWN ON THE STATEMENTS WHICH ARE ATTACHED HERETO ARE THE ONLY BROKERS, DEALERS OR BANKS WITH WHOM I MAINTAINED A PERSONAL ACCOUNT AT ANY TIME DURING THE QUARTER.

         (b) FOLLOWING IS THE REQUIRED INFORMATION FOR ALL BROKERS, DEALERS OR BANKS WITH WHOM I ESTABLISHED A PERSONAL ACCOUNT DURING THE
                  QUARTER:


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                               YOUR RELATIONSHIP
DATE ACCOUNT                                                                       NAME ON ACCOUNT (IF OTHER           TO
ESTABLISHED    NAME OF BROKER, DEALER OR BANK   ADDRESS OF BROKER, DEALER OR BANK    THAN YOUR NAME SINGLY)       THE ACCOUNT
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------


DATE:                       SIGNATURE:
     ------------------               ----------------------------------------

                                    EXHIBIT D


                      LYON STREET ASSET MANAGEMENT COMPANY
                      CODE OF ETHICS ANNUAL ACKNOWLEDGEMENT

I have read and understand the policies and procedures set forth in Lyon Street Asset Management Company's Code of Ethics. I certify that I have, to date, complied and will continue to comply in all respects with such policies and procedures, including the making of required reports and disclosures. I know such failure may constitute a violation of federal and state securities laws and regulations that may subject me to civil liabilities, criminal penalties and/or employment sanctions.




----------------------------------          ------------------------------------
Signature                                   Date

----------------------------------          Please return this signature page to
Print Name                                  the Designated Compliance Person

                      LYON STREET ASSET MANAGEMENT COMPANY
               CODE OF ETHICS ANNUAL REPORT OF SECURITIES HOLDINGS

--------------------------------------------------------------------------------
o     UNDER SEC REGULATIONS, THIS REPORT MUST BE RETURNED TO THE DESIGNATED
                  COMPLIANCE PERSON NO LATER THAN JANUARY 30                   o

YEAR ENDING: DECEMBER 31,
--------------------------------------------------------------------------------

NAME OF OFFICER, DIRECTOR OR EMPLOYEE:  {1}


1. I _____ DID ______ DID NOT (CHECK ONE) HAVE ANY SECURITIES HOLDINGS AS OF THE DATE SET FORTH ABOVE THAT ARE REQUIRED TO BE REPORTED UNDER LYON STREET ASSET MANAGEMENT COMPANY'S CODE OF ETHICS.

2.       SECURITIES HOLDINGS: (COMPLETE EITHER (a) OR (b))

         (a) I CERTIFY THAT THE LIST OF SECURITIES ATTACHED HERETO IS A COMPLETE AND ACCURATE RECORD OF ALL SUBJECT SECURITIES HELD BY ME IN A PERSONAL ACCOUNT ON DECEMBER 31, {YEAR}.

         (b) FOLLOWING IS THE REQUIRED INFORMATION FOR ALL MY SECURITIES HOLDINGS AS OF DECEMBER 31, {YEAR}:


-----------------------------------------------------------------------------------------------------------------------------------
                                              NUMBER OF SHARES OF  PRICE PER SHARE    NAME OF ACCOUNT IN WHICH    YOUR RELATIONSHIP
                                              STOCK OR PRINCIPAL         OR         SECURITY HELD (IF OTHER THAN         TO
NAME OF ISSUER AND DESCRIPTION OF SECURITY      AMOUNT OF BONDS       PER BOND            YOUR NAME SINGLY)          THE ACCOUNT
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

3.       BROKERS, DEALERS OR BANKS WITH WHOM I MAINTAINED A PERSONAL ACCOUNT:
         (COMPLETE EITHER (a) OR (b))

         (a) ________ I CERTIFY THAT THE LIST OF BROKERS, DEALERS OR BANKS ATTACHED HERETO ARE THE ONLY BROKERS, DEALERS OR BANKS WITH WHOM I MAINTAINED A PERSONAL ACCOUNT ON DECEMBER 31, {YEAR}.

         (b) FOLLOWING IS THE REQUIRED INFORMATION FOR ALL BROKERS, DEALERS OR BANKS WITH WHOM I MAINTAINED A PERSONAL ACCOUNT AS OF DECEMBER 31, {YEAR}:

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  YOUR RELATIONSHIP
                                                                               NAME ON ACCOUNT (IF OTHER THAN             TO
  NAME OF BROKER, DEALER OR BANK        ADDRESS OF BROKER, DEALER OR BANK            YOUR NAME SINGLY)               THE ACCOUNT
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------


DATE:                       SIGNATURE:
     ------------------               ----------------------------------------

                                    EXHIBIT E

           Appointment of Asset Manager for Prenotification Review and
                             Preapproval Authority




I, Joseph T. Keating, hereby appoint _______________________ to provide trade prenotification review and preapproval in my place during my anticipated absence from _________________________ to ________________________. If (s)he is unable or unwilling to serve in this capacity then the Board of Directors shall exercise this function under the Code of Ethics.



                                             ----------------------------------
                                                      Joseph T. Keating



------------------------------
Signature of Designee





cc:  Kenneth C. Krei

                                    EXHIBIT F

This chart is designed as a quick reference for your convenience. The full terms of the Code of Ethics control and should be consulted to amplify or explain anything set forth herein.

--------------------------------------------------------------------------------
                                  BLACKOUT PERIOD                  NEW ISSUES

--------------------------------------------------------------------------------
        ACCESS           Can't effect a purchase or sale     Shall not acquire
        PERSONS          of a Subject Security for a         in a Personal
                         Personal Account on a day during    Account any Subject
                         which any Account has a "buy" or    Securities in an
                         "sell" order for the same Subject   Initial Public
                         Security.                           Offering.

--------------------------------------------------------------------------------
                         Can't effect a purchase or sale     Shall not acquire
      INVESTMENT         of a Subject Security for a         in a Personal
       PERSONNEL         Personal Account on a day during    Account any Subject
                         which any Account has a "buy" or    Securities in an
                         "sell" order for the same Subject   Initial Public
                         Security.                           Offering.


--------------------------------------------------------------------------------
         ASSET           Can't purchase a Subject Security   Shall not acquire
       MANAGERS          for a Personal Account within at    in a Personal
                         least seven calendar days after     Account any Subject
                         that Subject Security is traded     Securities in an
                         by an Account for which the Asset   Initial Public
                         Manager is a manager.  (This        Offering.
                         restriction is not applicable to
                         index funds identified as such by
                         the Board of Directors).
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Transactions in securities related in value to a Subject Security, including warrants, convertible securities and options, are restricted in the same manner as are transactions in the Subject Security itself. "Subject Security" means any note, stock, treasury stock, bond, debenture, evidence of indebtedness, certificate of interest or participation in any profit sharing agreement, collateral-trust certificate, preorganization certificate or subscription, transferable share, investment contract, voting-trust certificate, certificate of deposit for a security, fractional undivided interest in oil, gas, or other mineral rights, any put, call, straddle, option or privilege on any security or any group or index of securities (including any interest therein or based on the value thereof), or any put, call straddle, option, or privilege entered into on a national securities exchange relating to foreign currency, or in general, any interest or instrument commonly known as a "security", or any certificate of interest or participation in, temporary or interim certificate for, receipt for, guarantee of, or warrant or right to subscribe to or purchase, any of the foregoing.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                             PRENOTIFICATION         REPORTING         SHORT-TERM              PRIOR APPROVAL
                                                    REQUIREMENTS        TRADING
--------------------------------------------------------------------------------------------------------------------------
        ACCESS           All Subject Securities     Initial,                    N/A                     N/A
        PERSONS          transactions in Personal   Quarterly and
                         Accounts must be           Annual
                         approved by the
                         President prior to the
                         transactions being
                         executed.
--------------------------------------------------------------------------------------------------------------------------
                         All Subject Securities     Initial,          Must request authority   Express prior approval of
      INVESTMENT         transactions in Personal   Quarterly and     from the President to    the President is required
       PERSONNEL         Accounts must be           Annual            profit from the          to either (a) acquire
                         approved by the                              purchase and sale, or    securities in a Limited
                         President prior to the                       sale and purchase, of    Offering or (b) serve on
                         transactions being                           the same Subject         the board of directors of a
                         executed.                                    Securities within 60     publicly traded company.
                                                                      calendar days.
--------------------------------------------------------------------------------------------------------------------------
         ASSET           All Subject Securities     Initial,          Must request authority   Express prior approval of
       MANAGERS          transactions in Personal   Quarterly and     from the President to    the President is required
                         Accounts must be           Annual            profit from the          to either (a) acquire
                         approved by the                              purchase and sale, or    securities in a Limited
                         President prior to the                       sale and purchase, of    Offering or (b) serve on
                         transactions being                           the same Subject         the board of directors of a
                         executed.                                    Securities within 60     publicly traded company.
                                                                      calendar days.

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                         "Subject Security" does NOT include: securities which are issued by the Government of the United
                         States, shares of registered open-end investment companies (mutual funds), securities which are acquired through dividend reinvestment programs, bankers' acceptances, bank certificates of deposit, commercial paper or high quality short-term debt instruments, including repurchase agreements. A high quality short-term debt instrument is any instrument that has a maturity at issuance of less than 366 days and that is rated in one of the two highest rating categories by a
                         Nationally Recognized Statistical Rating Organization
--------------------------------------------------------------------------------------------------------------------------